SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 18, 2002
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                               GLYCOGENESYS, INC.
                               ------------------
               (Exact name of registrant as specified in charter)



            NEVADA                     0-26476                   33-0231238
            ------                     -------                   ----------
 (State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)              File Number)           Identification No.)


             31 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS        02116
             ---------------------------------------------------------
             (Address of principal executive officers)      (Zip Code)

       Registrant's telephone number, including area code: (617) 422-0674
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER ITEMS

         On September 18, 2002, GlycoGenesys, Inc. (the "Company") issued a press release announcing that Dr. Jean Nichols had joined the Company as Interim Chief Scientific Officer and Dr. Mark Staples had joined as Vice President of Development and Manufacturing. In addition, the Company announced the departure of Dr. Chris Szustkiewicz, Senior Vice President, Operations and Development. A copy of the press release issued by the Company is attached hereto as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

         On September 24, 2002, the Company issued a press release announcing the appointment of Michael E. Hanson to the Company's Board of Directors. A copy of the press release issued by the Company is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this Form 8-K.

Exhibit Number    Description
--------------    -----------

99.1              Press release dated September 18, 2002.
99.2              Press release dated September 24, 2002.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 24, 2002          By:  /s/ Bradley J. Carver
                                       -------------------------------------
                                       Bradley J. Carver
                                       President and Chief Executive Officer